Exhibit 10.13

$5,000,000.00 SECURED TERM LOAN

AMENDMENT NO. 5

TO

MORTGAGE LOAN AGREEMENT

originally dated as of August 31, 2000

by and among

HEALTHMONT, INC.,

HEALTHMONT OF GEORGIA, INC.

(dba Memorial Hospital of Adel and Memorial Convalescent Center),

HEALTHMONT OF TEXAS, INC.,

HEALTHMONT OF TEXAS I, LLC (dba Dolly Vinsant Memorial Hospital),

and

HEALTHMONT OF MISSOURI, INC.

and

HELLER HEALTHCARE FINANCE, INC.

Amended as of December 31, 2002

AMENDMENT NO. 5 TO MORTGAGE LOAN AGREEMENT

THIS AMENDMENT NO. 5 TO MORTGAGE LOAN AGREEMENT (this “Amendment”) is made as of December 31, 2002, by and among HEALTHMONT, INC., a Tennessee corporation, HEALTHMONT OF GEORGIA, INC., a Tennessee corporation (dba Memorial Hospital of Adel and Memorial Convalescent Center), HEALTHMONT OF TEXAS, INC., a Tennessee corporation, HEALTHMOMT OF TEXAS I, LLC, a Tennessee limited liability company (dba Dolly Vinsant Memorial Hospital), and HEALTHMONT OF MISSOURI, INC., a Tennessee corporation (dba Callaway County Community Hospital) (collectively, “Borrower”), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (“Lender”).

RECITALS

A. Pursuant to that certain Mortgage Loan Agreement dated August 31, 2000 by and among Borrower and Lender (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. Borrower has requested, and Lender has agreed, to make certain modifications to certain financial covenant provisions in the Loan Agreement, all as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement.

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

2. Partial Waiver of Certain Financial Covenants. The Debt Service Coverage Ratio covenant set forth in Section 5.20 of the Loan Agreement and the Working Capital Requirement set forth in Section 5.22 of the Loan Agreement are each hereby waived for the calendar quarter ending on September 30, 2002.

3. Amendments to Loan Agreement.

(a) Section 5.20 – Debt Service Coverage Ratio. Section 5.20 is hereby deleted in its entirety and replaced by the following:

“5.20 Debt Service Coverage Ratio. Commencing with a measurement on March 31, 2002, and continuing with measurements on the last day of each quarter thereafter throughout the term of the Loan, Borrower shall have maintained the following Debt Service Coverage Ratios:

Quarter Ending	DSC Ratio
3/31/02	.70 to 1.00
6/30/02	.55 to 1.00
9/30/02	[WAIVED]
12/31/02	.30 to 1.00
3/31/03	1.20 to 1.00
6/30/03	1.50 to 1.00

For purposes of this covenant, “Debt Service Coverage Ratio” shall mean the ratio of (i) Cash Flow (defined below) from the Facilities (determined as set forth below) to (ii) Debt Service (defined below). The Debt Service Coverage Ratio shall be measured on a quarterly basis beginning with the quarter ending December 31, 2000 and continuing until the Loan is repaid in full. For purposes of this covenant, “Cash Flow” shall mean, for any given accounting period, net income (as determined in accordance with generally accepted accounting principles applied on a basis consistent with prior periods) plus amortization, depreciation, interest, accrued taxes, and management fees. For purposes of this covenant, “Debt Service” shall mean, for any given period, all regularly scheduled interest payments due under all loans to Lender, plus all interest on capital leases, and any other debt permitted pursuant to the terms of the Loan Documents or otherwise permitted in writing by Lender.”

For purposes of calculating the Debt Service Coverage Ratio, Lender and Borrower agree to exclude (x) the $1,196,737 write-down on the Dolly Vinsant Hospital in San Benito, TX, (y) the $ 92,504 loss on the deposal of the corporate office furniture, and (z) the $275,000 cost of the release from the five-year office space lease in Franklin, TN.

(b) Section 5.21 – Cash Flow Requirements. Section 5.21 is hereby deleted in its entirety and replaced by the following:

“5.21 Cash Flow. Commencing with a measurement on March 31, 2002, and continuing with measurements on the last day of each quarter thereafter throughout the term of the Loan, Borrower shall have maintained minimum annualized Cash Flow (as defined in Section 5.20) for the preceding twelve (12) months of operations as follows:

Quarter Ending	Cash Flow
3/31/02	$150,000.00
6/30/02	$235,000.00
9/30/02	$120,000.00
12/31/02	$ (20,000.00)
3/31/03	$500,000.00
6/30/03	$800,000.00

For purposes of calculating the Cash Flow, Lender and Borrower agree to exclude (x) the $1,196,737 write-down on the Dolly Vinsant Hospital in San Benito, TX, (y) the $92,504 loss on the deposal of the corporate office furniture, and (z) the $275,000 cost of the release from the five-year office space lease in Franklin, TN.

(c) Section 5.22 – Working Capital Requirements. Section 5.22 of the Loan Agreement is hereby amended and restated to read as follows:

“5.22 Working Capital Ratio. At the end of each calendar quarter throughout the term of the Loan, Borrower shall have maintained a Working Capital Ratio as follows:

Period Ending	Working Capital Ratio
12/31/00	2.15 to 1.00
3/31/01	1.40 to 1.00
6/30/01 through 3/31/02	1.18 to 1.00
6/30/02	1.25 to 1.00
9/30/02	[WAIVED]
12/31/02	1.00 to 1.00
3/31/03 through Maturity	1.25 to 1.00

For purposes of this covenant, “Working Capital Ratio” shall mean the ratio of Borrower’s current assets (including Agency receivables/payables) to Borrower’s current liabilities (excluding amounts due and owing under the Loan and the Revolving Loan, deferred income related to the indigent fund at Adel Hospital and the Agency receivables/payables). The Working Capital Ratio shall be measured on a quarterly basis beginning with the quarter ending December 31, 2000 and continuing until the Loan is repaid in full.”

4. Confirmation of Representations and Warranties. Each of the entities comprising Borrower hereby confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to Borrower, and specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

5. Costs. In consideration of the modifications of covenants set forth herein, and without limiting any other fee to which Lender is entitled under the Loan Agreement, Borrower hereby agrees to pay to Lender a fee equal to Five Thousand Dollars ($5,000.00). Borrower shall be responsible for the payment of all reasonable fees of Lender’s in-house counsel incurred in connection with the preparation of this Amendment and any related documents. All of the fees described in this Section 5 shall constitute a portion of the Obligations evidenced by the Revolving Credit Note and secured by the Revolving Loan Agreement and other Loan Documents. Borrower hereby authorizes Lender to deduct all of such fees set forth in this Section 5 from the proceeds of the next Revolving Credit Loan.

6. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

8. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:

HELLER HEALTHCARE FINANCE, INC., a Delaware corporation

By:	/s/ MICHAEL G. GARDULLO	(SEAL)

Name:	Michael G. Gardullo
Title:	Vice President

BORROWER:

HEALTHMONT, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF GEORGIA, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF TEXAS, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF TEXAS I, LLC, a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF MISSOURI, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

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